Balances and Transactions with Related Parties and Affiliated Companies - Benefits and Aggregate Compensation Paid to Executive Officers and Senior Management (Detail) - MXN ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure of transactions between related parties [abstract]
Short-term employee benefits paid	$ 2,163	$ 1,885	$ 1,699
Postemployment benefits	48	37	48
Termination benefits	411	88	74
Share based payments	$ 610	$ 401	$ 351